UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2023

Battalion Oil Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3505 West Sam Houston Parkway North, Suite 300 Houston, Texas	77043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	BATL	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 2.02  Results of Operations and Financial Condition.

On August 21, 2023, Battalion Oil Corporation (the “Company”) issued a press release with respect to the Company’s second quarter 2023 financial results. The press release is furnished as Exhibit 99.1 to this Current Report. The press release contains certain measures discussed below that may be deemed “non-GAAP financial measures” as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In each case, the most directly comparable GAAP financial measure and information reconciling the GAAP and non-GAAP measures is also included in the press release.

Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

From time to time management discloses net income (loss) and earnings per share excluding selected items as well as EBITDA, LTM EBITDA, cash flow from operations, general and administrative expenses adjusted for selected items. These measures are presented based on management’s belief that these non-GAAP measures enable a user of the financial information to understand the impact of these items on reported results. Additionally, this presentation provides a beneficial comparison to similarly adjusted measurements of prior periods. These measures are not measures of financial performance under GAAP and should not be considered as an alternative to net income, earnings per share and cash flow from operations, as defined by GAAP. These measures may not be comparable to similarly named non-GAAP measures that other companies may use and may not be useful in comparing the performance of those companies to our performance.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits. The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release issued by Battalion Oil Corporation dated August 21, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATTALION OIL CORPORATION

August 21, 2023	By:	/s/ Matthew B. Steele
	Name:	Matthew B. Steele
	Title:	Chief Executive Officer

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